UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 14, 2023
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 Twilio Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-37806	26-2574840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
101 Spear Street, Fifth Floor
San Francisco, California 94105
(Address of principal executive offices) (Zip Code)

(415) 390-2337
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	TWLO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	*

Item 2.02       Results of Operations and Financial Condition.
On February 15, 2023, Twilio Inc. (the “Company”) issued a press release announcing its financial results for the quarter and full year ended December 31, 2022. A copy of the press release is furnished herewith as Exhibit 99.1.
The information furnished under this Item 2.02 and in the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.
Item 5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 14, 2023, Eyal Manor informed the Company of his decision to resign as the Company’s Chief Product Officer, effective February 28, 2023.
Item 8.01       Other Events.
On February 15, 2023, the Company announced that its board of directors has authorized a share repurchase program under which the Company may repurchase up to $1.0 billion of its outstanding Class A common stock.
Under the program, the Company may purchase shares from time to time through open market transactions, privately negotiated transactions, and other means in compliance with applicable securities laws, including through Rule 10b5-1 plans. The program is set to expire on December 31, 2024. The timing, manner, price and amount of any repurchases are determined by the Company at its discretion and depend on a variety of factors, including legal requirements, price and economic market conditions.
Item 9.01       Financial Statements and Exhibits.
(d) Exhibits.
Exhibit No.    Description
99.1 Press release issued by Twilio Inc. dated February 15, 2023
104        Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWILIO INC.

February 15, 2023	By:	/s/ Khozema Z. Shipchandler
	Name:	Khozema Z. Shipchandler
	Title:	Chief Operating Officer